                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 31, 1999

                            WASTE CONNECTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    0-19674
                            (Commission File Number)

                                   94-3283464
                       (IRS Employer Identification No.)

         2260 Douglas Boulevard, Suite 280, Roseville, California 95661
         (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code (916) 772-2221

                                 Not Applicable
         (Former name or former address, if changed since last report.)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2. Acquisition or Disposition of Assets

        On April 12, 1999, Waste Connections, Inc., a Delaware corporation ("WCI"), filed a Form 8-K describing the acquisition in March 1999, of all of the outstanding capital stock of each of Management Environmental National, Inc., a Washington corporation ("MENI"), and RH Financial Corporation, a Washington corporation ("RHFC"). MENI and RHFC are the sole partners of two limited partnerships, Columbia Resource Co., L.P. and Finley-Buttes Limited Partnership. On April 29, 1999, WCI amended the Form 8-K filed on April 12, 1999 to include certain financial statements of Columbia Resource Co., L.P. and Finley-Buttes Limited Partnership and certain pro forma financial data of WCI. WCI hereby further amends its Form 8-K filed on April 12,1999, to include the additional pro forma financial information set forth below in Item 7.

        Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (b)  Pro Forma Financial Information.

        Waste Connections, Inc. Unaudited Pro Forma Financial Statements

        Introduction to Unaudited Pro Forma Financial Statements

        Unaudited Pro Forma Statement of Operations for the three months ended
             March 31, 1999

        Notes to Unaudited Pro Forma Statement of Operations

                            WASTE CONNECTIONS, INC.

                      INTRODUCTION TO UNAUDITED PRO FORMA
                              FINANCIAL STATEMENTS

     The Unaudited Pro Forma Statement of Operations for the three months ended March 31, 1999, gives effect to the business combination involving WCI and Columbia Resource Co., L.P. and Finley-Buttes Limited Partnership (collectively referred to herein as "CRC") in March, 1999 as if such business combination occurred on January 1, 1999 and was accounted for using the purchase method of accounting.

     WCI has preliminarily analyzed the savings that it expects to be realized by consolidating certain operational and general and administrative functions. WCI has not and cannot quantify all of these savings due to the short period of time since the CRC acquisition occurred. It is anticipated that these savings will be partially offset by the incremental increase in costs related to WCI's corporate management. However, these costs, like the savings they offset, cannot be quantified accurately. Neither the anticipated savings nor the anticipated costs have been included in the Unaudited Pro Forma Statement of Operations.

     The Unaudited Pro Forma Statement of Operations include certain adjustments to the historical financial statements, including adjusting depreciation expense to reflect the purchase price allocation of CRC, adjusting interest expense to reflect acquisition-related debt and the related income tax effects of these adjustments.

     The pro forma adjustments are based on preliminary estimates, available information and certain assumptions which may be revised as additional information becomes available. The Unaudited Pro Forma Statement of Operations does not purport to represent what WCI's results of operations would actually have been if such transactions in fact had occurred on those dates or to project WCI's results of operations for any future period. Because WCI and CRC were not under common control or management for the period presented, historical combined results may not be comparable to, or indicative of, future performance. The Unaudited Pro Forma Financial Statements should be read in conjunction with the CRC financial statements and notes thereto included in WCI's Current Report on Form 8-K, dated April 29, 1999, and WCI's consolidated historical financial statements included in its Annual Report on Form 10-K for the year ended December 31, 1998 and Quarterly Report on Form 10-Q for the three months ended March 31, 1999.
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                            WASTE CONNECTIONS, INC.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 1999
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                  WASTE                  PRO FORMA
                                               CONNECTIONS     CRC      ADJUSTMENTS     PRO FORMA
                                               -----------    ------    -----------     ----------
Revenues.....................................  $   30,883     $3,822      $(1,052)(a)   $   33,653
Operating expenses:
  Cost of operations.........................      20,120      2,935       (1,052)(a)       22,003
  Selling, general and administrative........       2,713      1,057                         3,770
  Depreciation and amortization..............       2,319        440         (255)(b)        2,504
  Other operating expenses...................       7,870         --           --            7,870
                                               ----------     ------      -------       ----------
Income (loss) from operations................      (2,139)      (610)         255           (2,494)
Other expense................................        (898)      (142)        (884)(c)       (1,924)
                                               ----------     ------      -------       ----------
Income (loss) before (provision) benefit for
  income taxes...............................      (3,037)      (752)        (629)          (4,418)
(Provision) benefit for income taxes.........      (1,325)        --          300(d)          (773)
                                                                              252(e)
                                               ----------     ------      -------       ----------
Net income (loss)............................  $   (4,362)    $ (752)     $   (77)      $   (5,191)
                                               ==========     ======      =======       ==========
Basic net income (loss) per common share.....  $    (0.28)                              $    (0.34)
                                               ==========                               ==========
Diluted net loss per common share............  $    (0.28)                              $    (0.34)
                                               ==========                               ==========
Shares used in the per share calculations:
  Basic......................................  15,472,768                               15,472,768
                                               ==========                               ==========
  Diluted....................................  15,472,768                               15,472,768
                                               ==========                               ==========

                            See accompanying notes.
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                            WASTE CONNECTIONS, INC.

                          NOTES TO UNAUDITED PRO FORMA
                            STATEMENT OF OPERATIONS
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

     ASSUMPTIONS. The unaudited pro forma statement of operations for the three months ended March 31, 1999 is presented as if the acquisition of CRC had occurred on January 1, 1999.

     The acquisition of CRC is being accounted for under the purchase method of accounting for business combinations. Certain items affecting the purchase price and its allocation are preliminary. The preliminary purchase price consists of the following:


Cash paid to shareholders...................................  $66,911
Liabilities assumed.........................................   18,935
Acquisition costs...........................................      316
                                                              -------
                                                              $86,162
                                                              =======

     The Company has preliminarily allocated the purchase price as follows:


Tangible assets purchased...................................  $85,962
Covenants not to compete....................................      200
                                                              -------
                                                              $86,162
                                                              =======

     PRO FORMA ADJUSTMENTS. The following adjustments have been made to the unaudited pro forma statement of operations:

     (a)  To eliminate intercompany revenue and expense between WCI and CRC.

     (b) To record depletion and depreciation expense in accordance with the Company's policies.

     (c) To record interest expense on the debt obligations incurred by the Company in connection with the acquisition of CRC.

     (d) To record income tax benefit for CRC which were limited partnerships for income tax purposes for all periods prior to the acquisition by the Company.

     (e) To record estimated tax benefit associated with the pro forma adjustments.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             WASTE CONNECTIONS, INC.
                             (Registrant)


Date:  July 14, 1999         By /s/ Ronald J. Mittelstaedt
                             Ronald J. Mittelstaedt
                             President and
                             Chief Executive Officer